Exhibit 99.1

NetApp Announces Results for Third Quarter Fiscal Year 2008

Achieves Record Revenue, Income from Operations, and Cash Flow from Operating Activities

SUNNYVALE, Calif.--(BUSINESS WIRE)--NetApp (NASDAQ:NTAP), the leader in advanced networked storage solutions, today reported results for the third quarter of fiscal year 2008. Revenues for the third fiscal quarter were $884.0 million, an increase of 21% compared to revenues of $729.3 million for the same period a year ago and an increase of 12% compared to $792.2 million in the prior quarter.

For the third fiscal quarter, GAAP net income was $101.8 million, or $0.29 per share1 compared to GAAP net income of $66.5 million, or $0.17 per share for the same period in the prior year. Non-GAAP2 net income for the third fiscal quarter was $131.7 million, or $0.37 per share, compared to non-GAAP net income of $111.1 million, or $0.29 per share for the same period a year ago.

Revenues for the first nine months of the current fiscal year totaled $2.4 billion, compared to revenues of $2.0 billion for the first nine months of the prior fiscal year, an increase of 18% year over year.

GAAP net income for the first nine months of the current fiscal year totaled $219.9 million, or $0.60 per share, compared to GAAP net income of $208.1 million, or $0.53 per share for the first nine months of the prior fiscal year. Non-GAAP net income for the first nine months of the current fiscal year totaled $324.1 million, or $0.89 per share, compared to non-GAAP net income of $316.5 million, or $0.81 per share for the first nine months of the prior fiscal year.

“By providing customers with the best value in the industry, NetApp again achieved record financial results this quarter,” said Dan Warmenhoven, chief executive officer. “Through our efforts to increase our field coverage, expand our product portfolio and diversify our revenue streams, NetApp continues to grow significantly faster than the markets we serve.”

Outlook

  NetApp expects revenue for the fourth quarter of fiscal year 2008 to be between $915.0 million and $945.0 million, with year-over-year growth of approximately 14% to 18% and sequential growth of approximately 3.5% to 7%.
  Including the effect of SFAS123(R) and with current information and assumptions, the company estimates that the fourth quarter fiscal year 2008 GAAP earnings per share will be approximately $0.23 to $0.25 per share.
  NetApp expects fourth quarter fiscal year 2008 non-GAAP earnings per share to be approximately $0.35 to $0.37 per share.

Quarterly Highlights

During the third quarter of fiscal year 2008, NetApp broadened its footprint in the high-end data center market with the introduction of the new NetApp FAS6000 and V6000 series systems. The new solutions help maximize application-level availability and high storage utilization to reduce power, space, and cooling costs. These features, coupled with the NetApp® unified storage architecture, offer incredible business value for enterprise customers.

NetApp also set a new standard for performance this quarter, proving its systems provide greater value for customer’s data centers, by releasing the independently audited Storage Performance Benchmark-1st (SPC-1)™ performance results. SPC-1 is a widely recognized industry standard benchmark for storage system performance. The SPC-1 results provided a head-to-head comparison of the NetApp FAS3040 modular storage system and the EMC CLARiiON CX3 Model 40 storage systems and tested both products on their overall SAN performance with and without snapshots enabled. In both cases, the NetApp FAS3040 outshined the EMC CLARiiON CX3-40, and further validated NetApp as the high-performance leader for real-world data center deployments featuring value-added data management and data protection functionality.

During the quarter, NetApp won several awards for its product innovations. In the United States, the NetApp FAS2020 was named “Best Unified Storage Solution of the Year,” marking the third time in the last four years that NetApp has been honored by InfoWorld with a Technology of the Year award. NetApp also won seven recent awards in China for its FAS, NAS, and disaster recovery solutions. The NetApp FAS2000 was named Product of the Year by Dostor.com and Editor’s Choice for 2007 by both China Information World and China Partner World. The NetApp FAS6080 was named Product of the Year by China Computerworld and Editor’s Choice by Smart Partner. China Computerworld also awarded NetApp with Solution of the Year for its disaster recovery offerings.

From a market perspective, NetApp gained share in both the storage software and hardware markets, as reported in IDC’s Worldwide Quarterly Storage Software Tracker Q3 20073 and Worldwide Quarterly Disk Storage Systems Tracker Q3 2007.4 In the overall storage software market, NetApp grew the fastest among the top five leading storage software providers both sequentially (Q2’07 through Q3’07) and year over year (Q3’06 through Q3’07). This marks the ninth consecutive quarter that NetApp has outpaced the storage software market.

NetApp also grew faster than the networked storage market (which includes SAN, NAS, and iSCSI) both sequentially and year over year, in both capacity shipped and revenue. NetApp grew FC SAN revenue at more than four times the rate of the overall FC SAN market and grew FC SAN capacity at twice the rate of the overall market. This marks the 15th consecutive quarter that NetApp FC SAN revenue and capacity grew faster than the market. Demonstrating this market traction, NetApp in the third quarter reached a significant company milestone by achieving 15,000 production deployments of NetApp SAN solutions.

IDC also found that NetApp continued its leadership in the NAS and iSCSI storage markets in the third quarter. NetApp maintained the number-one market share positions in capacity shipped for NAS (38.7%) and in iSCSI for both capacity shipped (28.3%) and revenue (20.5%).

Also this quarter, NetApp continued its midrange leadership with the news that it has been positioned by Gartner, Inc., in the “Leaders” quadrant for midrange enterprise disk arrays in its research note, “Magic Quadrant for Midrange Enterprise Disk Array, 2H07.”5

NetApp also was named by FORTUNE magazine as one of the “100 Best Companies to Work For” for the sixth consecutive year. This year, NetApp ranked number 14 on the list as a result of its ability to deliver world-class solutions, while providing employees with a workplace environment that encourages creativity, innovation, team building, and leadership.

And finally, NetApp was honored this quarter by the California Integrated Waste Management Board’s Waste Reduction Awards Program (WRAP) for its outstanding actions to reduce waste locally and minimize its global impact on the environment.

Webcast and Conference Call Information

  The NetApp quarterly results conference call will be broadcast live on the Internet at http://investors.netapp.com on Wednesday, February 13, 2008, at 2:00 p.m. Pacific Time. This press release and any other information related to the call will also be posted on the Web site at that location.
  The conference call will also be available live in a listen-only format at (866) 314-4483 in the United States and (617) 213-8049 outside the United States. The pass code for both numbers is 69226880.
  A replay will be available for 72 hours following the completion of the live call by dialing (888) 286-8010 in the United States and (617) 801-6888 outside the United States, using replay code 76754186. The Webcast replay will be posted on our Web site for at least one year.

About NetApp

NetApp is a leading provider of innovative data management solutions that simplify the complexity of storing, managing, protecting, and retaining enterprise data. Market leaders around the world choose NetApp to help them reduce cost, minimize risk, and adapt to change. For solutions that deliver unmatched simplicity and value, visit us on the web at www.netapp.com.

“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include all of the statements under the Outlook section relating to our forecasted operating results and metrics for the fourth quarter of fiscal year 2008; statements regarding our growth opportunities; and statements regarding the anticipated benefits of our products, technologies, and services relative to the offerings of our competitors. These forward-looking statements involve risks and uncertainties, and actual results could vary. Important factors that could cause actual results to differ materially from those in the forward-looking statements include our ability to build non-deferred backlog to levels consistent with our past results and to increase our revenue over the next several quarters; general economic and industry conditions, including expenditure trends for storage-related products; risks associated with the anticipated growth in network storage and content delivery markets; our ability to deliver new product architectures and enterprise service offerings; competition risks, including our ability to design products and services that compete effectively from a price and performance perspective; risks with new product introductions; our reliance on a limited number of suppliers; our ability to accurately forecast demand for our products and successfully manage our relationships with our contract manufacturers; our ability to expand our direct sales operations and reseller distribution channels; our ability to develop, maintain, and strengthen our relationships and product offerings with strategic partners; risks associated with international operations; our ability to successfully acquire and integrate complementary businesses and technologies; foreign currency exchange rate fluctuations; and other important factors as described in NetApp reports and documents filed from time to time with the Securities and Exchange Commission, including the factors described under the sections captioned “Risk Factors” in our most recently submitted 10-K and 10-Q. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

1 Earnings per share is calculated using the diluted number of shares for all periods presented.

2 Non-GAAP results of operations exclude amortization of intangible assets, stock-based compensation expenses, acquisition-related retention costs, gain on sale of investment, restructuring charges/recoveries, prior acquisition-related costs, and the related effects on income taxes as well as certain discrete GAAP provisions for income tax matters recognized ratably for non-GAAP purposes.

3 IDC Worldwide Quarterly Storage Software Tracker Q3 2007.

4 IDC Worldwide Quarterly Disk Storage Systems Tracker Q3 2007.

5 Magic Quadrant for Midrange Enterprise Disk Arrays, 2H07, by Stanley Zaffos, Roger W. Cox, and Pushan Rinnen, January 2008.

Network Appliance Usage of Non-GAAP Financials

The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance. These non-GAAP results of operations exclude amortization of intangible assets, stock-based compensation expenses, acquisition-related retention costs, gain on sale of investment, restructuring charges/recoveries, prior acquisition-related costs, and the related effects on income taxes as well as certain discrete GAAP provisions for income tax matters recognized ratably for non-GAAP purposes. We have excluded these items in order to enhance investors’ understanding of our ongoing operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.

These non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making, such as employee compensation planning. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.

NETWORK APPLIANCE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	January 25, 2008	April 27, 2007

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$776,359	$489,079
Short-term investments	351,232	819,702
Accounts receivable, net	462,769	548,249
Inventories	60,102	54,880
Prepaid expenses and other assets	103,837	99,840
Short-term restricted cash and investments	65,756	118,312
Short-term deferred income taxes	96,629	110,741
Total current assets	1,916,684	2,240,803

PROPERTY AND EQUIPMENT, net	661,128	603,523

GOODWILL	600,845	601,056
INTANGIBLE ASSETS, net	62,577	83,009
LONG-TERM RESTRICTED CASH AND INVESTMENTS	312,617	3,639
LONG-TERM DEFERRED INCOME TAXES AND OTHER ASSETS	225,575	126,448
	$3,779,426	$3,658,478

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Current portion of long-term debt	$28,790	$85,110
Accounts payable	119,867	144,112
Income taxes payable	12,839	53,371
Accrued compensation and related benefits	175,285	177,327
Other accrued liabilities	111,053	97,017
Deferred revenue	776,648	630,610
Total current liabilities	1,224,482	1,187,547

LONG-TERM DEBT	250,000	-
LONG-TERM DEFERRED REVENUE	564,812	472,423
OTHER LONG-TERM OBLIGATIONS	79,599	9,487
	2,118,893	1,669,457

STOCKHOLDERS' EQUITY	1,660,533	1,989,021
	$3,779,426	$3,658,478
NETWORK APPLIANCE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except net income per share amounts)
(Unaudited)

	Quarter Ended		Nine Months Ended
	January 25, 2008	January 26, 2007	January 25, 2008	January 26, 2007

REVENUES:
Product	$608,138	$550,882	$1,612,864	$1,497,777
Software entitlements and maintenance	125,568	84,969	350,628	242,052
Service	150,297	93,427	401,944	263,260
Total revenues	884,003	729,278	2,365,436	2,003,089

COST OF REVENUES:
Cost of product	250,428	211,211	654,575	585,437
Cost of software entitlements and maintenance	2,560	2,710	6,558	7,458
Cost of service	91,713	71,248	263,799	191,708
Total cost of revenues	344,701	285,169	924,932	784,603
GROSS MARGIN	539,302	444,109	1,440,504	1,218,486

OPERATING EXPENSES:
Sales and marketing	279,114	236,433	779,131	636,214
Research and development	111,717	97,516	327,237	276,555
General and administrative	42,787	37,724	123,743	105,337
Restructuring recoveries	-	-	-	(74)
Gain on sale of assets	-	-	-	(25,339)
Total operating expenses	433,618	371,673	1,230,111	992,693

INCOME FROM OPERATIONS	105,684	72,436	210,393	225,793

OTHER INCOME (EXPENSES), net:
Interest income	16,964	17,086	50,295	51,220
Interest expense	(3,639)	(2,335)	(6,130)	(11,377)
Net gain (loss) on investments	(1,005)	884	12,614	(1,116)
Other income (expense), net	(619)	533	443	3,191
Total other income, net	11,701	16,168	57,222	41,918

INCOME BEFORE INCOME TAXES	117,385	88,604	267,615	267,711

PROVISION FOR INCOME TAXES	15,562	22,090	47,697	59,597

NET INCOME	$101,823	$66,514	$219,918	$208,114

NET INCOME PER SHARE:
BASIC	$0.30	$0.18	$0.62	$0.56

DILUTED	$0.29	$0.17	$0.60	$0.53

SHARES USED IN PER SHARE CALCULATION:
BASIC	344,275	371,287	354,799	371,938

DILUTED	352,780	389,120	365,290	389,555
NETWORK APPLIANCE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
(In thousands)
(Unaudited)

	Quarter Ended		Nine Months Ended
	January 25, 2008	January 26, 2007	January 25, 2008	January 26, 2007
Cash Flows from Operating Activities:
Net income	$101,823	$66,514	$219,918	$208,114
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	28,905	22,936	83,921	62,316
Amortization of intangible assets	6,248	5,597	18,945	14,970
Amortization of patents	495	495	1,486	1,486
Stock-based compensation	34,296	39,234	113,077	124,679
Net (gain) loss on investments	1,005	(884)	(12,614)	1,116
Gain on sale of assets	-	-	-	(25,339)
Net loss on disposal of equipment	583	384	828	686
Allowance for doubtful accounts	107	(8)	355	186
Deferred income taxes	(39,306)	(65,849)	(74,815)	(88,483)
Deferred rent	120	239	632	979
Income tax benefit from stock-based compensation	48,571	53,439	96,990	132,459
Excess tax benefit from stock-based compensation	(31,521)	(19,618)	(47,107)	(43,463)
Changes in assets and liabilities:
Accounts receivable	(36,124)	(29,950)	129,584	20,403
Inventories	2,519	(4,700)	(5,184)	3,495
Prepaid expenses and other assets	(2,380)	(12,549)	(23,599)	(44,380)
Accounts payable	6,312	(2,759)	(33,865)	4,446
Income taxes payable	2,348	31,678	11,045	(12,407)
Accrued compensation and related benefits	24,862	23,197	(5,022)	16,870
Other accrued liabilities	13,532	17,144	3,994	12,127
Deferred revenue	124,619	125,767	237,016	263,449
Net cash provided by operating activities	287,014	250,307	715,585	653,709
Cash Flows from Investing Activities:
Purchases of investments	(489,993)	(410,623)	(929,983)	(1,938,191)
Redemptions of investments	492,816	463,169	1,084,954	2,007,726
Redemptions of restricted investments	18,321	10,598	53,747	63,236
Decrease (increase) in restricted cash	43	(72)	(1,400)	333
Proceeds from sale of assets	-	-	-	23,914
Proceeds from sales of nonmarketable securities	898	1,757	898	1,774
Proceeds from sales of marketable securities	-	-	18,256	-
Purchases of property and equipment	(53,689)	(36,398)	(124,847)	(112,411)
Purchases of nonmarketable securities	(200)	-	(4,235)	(1,333)
Purchase of business, net of cash acquired	211	(131,241)	211	(131,241)
Net cash provided by (used in) investing activities	(31,593)	(102,810)	97,601	(86,193)
Cash Flows from Financing Activities:
Proceeds from sale of common stock related to
employee stock transactions	34,120	84,965	100,187	177,425
Tax withholding payments reimbursed by restricted stock	(649)	(369)	(5,851)	(4,692)
Excess tax benefit from stock-based compensation	31,521	19,618	47,107	43,463
Proceeds from revolving credit facility	13,000	-	262,754	-
Repayment of debt	(18,980)	(42,297)	(56,320)	(148,869)
Repayment of revolving credit facility	(13,000)	-	(13,000)	-
Repurchases of common stock	(144,278)	(241,800)	(844,251)	(605,708)
Net cash used in financing activities	(98,266)	(179,883)	(509,374)	(538,381)

Effect of Exchange Rate Changes on Cash	(6,503)	(736)	(16,532)	(175)

Net Increase (decrease) in Cash and Cash Equivalents	150,652	(33,122)	287,280	28,960
Cash and Cash Equivalents:
Beginning of period	625,707	523,338	489,079	461,256
End of period	$776,359	$490,216	$776,359	$490,216
NETWORK APPLIANCE, INC.
SUPPLEMENTAL INFORMATION
(In thousands)
(Unaudited)

	QUARTER ENDED JANUARY 25, 2008

	Amortization of Intangible Assets	Stock-based Compensation Expenses	Acquisition-Related Retention Cost	Restructuring Recoveries	Prior Acquisition-related Costs	Gain on Sale of Assets	Net Gain on Investments	Total

Cost of product revenues	$5,278	$802	-	-	-	-	-	$6,080
Cost of service revenues	-	2,511	-	-	-	-	-	2,511
Sales and marketing expense	970	14,802	761	-	-	-	-	16,534
Research and development expense	-	10,815	-	-	-	-	-	10,815
General and administrative expense	-	5,366	-	-	-	-	-	5,366
Net gain on investments	-	-	-	-	-	-	1,005	1,005

Effect on pre-tax income	$6,248	$34,296	$761	-	-	-	$1,005	$42,311

	NINE MONTHS ENDED JANUARY 25, 2008

	Amortization of Intangible Assets	Stock-based Compensation Expenses	Acquisition-Related Retention Cost	Restructuring Recoveries	Prior Acquisition-related Costs	Gain on Sale of Assets	Net Gain on Investments	Total

Cost of product revenues	$15,834	$2,514	-	-	-	-	-	$18,348
Cost of service revenues	-	7,788	-	-	-	-	-	7,788
Sales and marketing expense	2,911	49,428	3,086	-	-	-	-	55,425
Research and development expense	-	36,323	-	-	-	-	-	36,323
General and administrative expense	200	17,024	-	-	2,800	-	-	20,024
Net gain on investments	-	-	-	-	-	-	(12,614)	(12,614)

Effect on pre-tax income	$18,945	$113,077	$3,086	-	$2,800	-	($12,614)	$125,294
NETWORK APPLIANCE, INC.
SUPPLEMENTAL INFORMATION
(In thousands)
(Unaudited)

	QUARTER ENDED JANUARY 26, 2007

	Amortization of Intangible Assets	Stock-based Compensation Expenses	Acquisition-Related Retention Cost	Restructuring Recoveries	Prior Acquisition-related Costs	Gain on Sale of Assets	Net Loss on Investments	Total

Cost of product revenues	$4,572	$922	-	-	-	-	-	$5,494
Cost of service revenues	-	2,533	-	-	-	-	-	2,533
Sales and marketing expense	788	17,315	581	-	-	-	-	18,684
Research and development expense	-	12,276	-	-	-	-	-	12,276
General and administrative expense	237	6,188	-	-	-	-	-	6,425
Restructuring recoveries	-	-	-	-	-	-	-	-
Gain on sale of assets	-	-	-	-	-	-	-	-
Net loss on investments	-	-	-	-	-	-	(884)	(884)

Effect on pre-tax income	$5,597	$39,234	$581	-	-	-	($884)	$44,528

	NINE MONTHS ENDED JANUARY 26, 2007

	Amortization of Intangible Assets	Stock-based Compensation Expenses	Acquisition-Related Retention Cost	Restructuring Recoveries	Prior Acquisition-related Costs	Gain on Sale of Assets	Net Loss on Investments	Total

Cost of product revenues	$12,303	$2,660	-	-	-	-	-	$14,963
Cost of service revenues	-	7,657	-	-	-	-	-	7,657
Sales and marketing expense	1,955	54,747	581	-	-	-	-	57,283
Research and development expense	-	39,166	-	-	-	-	-	39,166
General and administrative expense	712	20,449	-	-	-	-	-	21,161
Restructuring recoveries	-	-	-	(74)	-	-	-	(74)
Gain on sale of assets	-	-	-	-	-	(25,339)	-	(25,339)
Net loss on investments	-	-	-	-	-	-	1,116	1,116

Effect on pre-tax income	$14,970	$124,679	$581	($74)	-	($25,339)	$1,116	$115,933
NETWORK APPLIANCE, INC.
RECONCILIATION OF NON-GAAP AND GAAP
IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except net income per share amounts)
(Unaudited)

	Quarter Ended		Nine Months Ended
	January 25, 2008	January 26, 2007	January 25, 2008	January 26, 2007

SUMMARY RECONCILIATION OF NET INCOME
NET INCOME	$101,823	$66,514	$219,918	$208,114

Adjustments:
Amortization of intangible assets	6,248	5,597	18,945	14,970
Stock-based compensation expenses	34,296	39,234	113,077	124,679
Acquisition-related retention cost	761	581	3,086	581
Prior acquisition-related costs	-	-	2,800	-
Restructuring recoveries	-	-	-	(74)
Gain on sale of assets	-	-	-	(25,339)
Net (gain) loss on investments	1,005	(884)	(12,614)	1,116
Tax effect on sale of investments	-	-	5,477	-
Discrete GAAP tax provision items ratably for
non-GAAP purposes	(1,542)	257	(1,542)	257
Tax effect on sale of assets	-	399	-	5,005
Discrete GAAP tax provision items	1,601	(336)	917	(2,495)
Income tax effect	(12,443)	(276)	(25,914)	(10,308)

NON-GAAP NET INCOME	$131,749	$111,086	$324,150	$316,506

NET INCOME PER SHARE	$0.289	$0.171	$0.602	$0.534

Adjustments:
Amortization of intangible assets	0.017	0.014	0.052	0.038
Stock-based compensation expenses	0.097	0.101	0.310	0.320
Acquisition-related retention cost	0.002	0.001	0.008	0.001
Prior acquisition-related costs	-	-	0.008	-
Restructuring recoveries	-	-	-	-
Gain on sale of assets	-	-	-	(0.065)
Net (gain) loss on investments	0.003	(0.002)	(0.035)	0.003
Tax effect on sale of investments	-	-	0.015	-
Discrete GAAP tax provision items ratably for
non-GAAP purposes	(0.004)	0.001	(0.004)	0.001
Tax effect on sale of assets	-	0.001	-	0.013
Discrete GAAP tax provision items	0.005	(0.001)	0.002	(0.006)
Income tax effect	(0.035)	(0.001)	(0.071)	(0.027)

NON-GAAP NET INCOME PER SHARE	$0.374	$0.285	$0.887	$0.812
NETWORK APPLIANCE, INC.
RECONCILIATION OF NON GAAP GUIDANCE TO GAAP
EXPRESSED AS EARNINGS PER SHARE
FOURTH QUARTER 2008
(Unaudited)

Fourth Quarter
2008

Non-GAAP Guidance	$0.35 - $0.37

Adjustments of Specific Items to
Earnings Per Share for the Fourth
Quarter 2008:

Amortization of intangible assets	(0.03)
Stock based compensation expense	(0.11)
Income tax effect	0.02
Total Adjustments	(0.12)

GAAP Guidance - Earnings Per Share	$0.23 - $0.25

CONTACT:
NetApp
Jodi Baumann, 408-822-3974 (Press)
Jodi.Baumann@netapp.com
Tara Dhillon, 408-822-6909 (Investors)
tara@netapp.com
Billie Fagenstrom, 408-822-6428 (Investors)
billief@netapp.com